UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 12, 2011
BioCryst Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
4505 Emperor Blvd., Suite 200, Durham, NC 27703
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s telephone number, including area code): (919) 859-1302

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At the Annual Meeting of Stockholders (the “Annual Meeting”) of BioCryst Pharmaceuticals, Inc. (the “Company”), stockholders of the Company approved a proposal to increase the number of shares available for issuance under the Company’s Stock Incentive Plan (the “SIP”) by 1,600,000 shares to 10,154,198 by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote. A copy of the Amended and Restated SIP is attached as Exhibit 10.1 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting was held on May 12, 2011 for the purpose of: (i) electing two directors to serve for a term of three years and until a successor is duly elected and qualified; (ii) amending the SIP to increase the number of shares available for issuance under the SIP by 1,600,000 shares to 10,154,198; (iii) ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accountants; (iv) holding an advisory vote regarding executive compensation; (v) holding an advisory vote on the frequency of future advisory votes on executive compensation; and (vi) transacting such other business properly brought before the meeting.
The nominees for director were elected by the following votes:

	FOR	WITHHELD
Stanley C. Erck	17,566,665	2,430,692

Jon P. Stonehouse	17,560,959	2,436,398

In addition, there were 18,564,372 broker non-votes for each director.
The proposed increase in the number of shares available for issuance under the Company’s Stock Incentive Plan was approved by the following votes:

FOR	16,039,138

AGAINST	3,934,105

ABSTAIN	24,114

BROKER NON-VOTES	18,564,372

The proposed ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2011 was approved by the following votes:

FOR	37,558,397

AGAINST	574,753

ABSTAIN	428,579

The proposed advisory resolution regarding executive compensation was approved by the following votes:

FOR	16,850,834

AGAINST	3,044,884

ABSTAIN	101,639

BROKER NON-VOTES	18,564,372

The advisory vote on the frequency of future advisory votes on executive compensation received the following number of votes:

3 YEARS	13,263,905

2 YEARS	318,702

1 YEAR	6,237,038

ABSTAIN	177,712

BROKER NON-VOTES	18,564,372

In light of these voting results, the Company has determined that it will hold an advisory vote on executive compensation every three years until the next required advisory vote with respect to the frequency of advisory votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2017.
There was no other business voted upon at the Annual Meeting.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description

10.1	BioCryst Pharmaceuticals, Inc. Amended and Restated Stock Incentive Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioCryst Pharmaceuticals, Inc.
By:	/s/ Alane Barnes
	Name:	Alane Barnes
	Title:	Vice President, General Counsel and Corporate Secretary

Date: May 17, 2011

INDEX TO EXHIBITS

Exhibit
No.	Description

10.1	BioCryst Pharmaceuticals, Inc. Amended and Restated Stock Incentive Plan